SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
DWS Strategic High Yield Tax-Free Fund
The following is added to the disclosure relating to the fund under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective October 1, 2019, DWS Strategic High Yield Tax-Free Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.455% on the first $300 million of the fund’s average daily net assets, 0.405% on the next $200 million of the fund’s average daily net assets, 0.380% on the next $500 million of the fund’s average daily net assets, 0.360% on the next $500 million of the fund’s average daily net assets, 0.350% on the next $500 million of the fund’s average daily net assets, and 0.340% of the fund’s average daily net assets thereafter. Prior to October 1, 2019, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.515% on the first $300 million of the fund’s average daily net assets, 0.465% on the next $200 million of the fund’s average daily net assets, 0.440% on the next $500 million of the fund’s average daily net assets, 0.420% on the next $500 million of the fund’s average daily net assets, 0.410% on the next $500 million of the fund’s average daily net assets, and 0.400% of the fund’s average daily net assets thereafter.
Effective October 1, 2019, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS Strategic High Yield Tax-Free Fund	First $300 million 0.455% Next $200 million 0.405% Next $500 million 0.380% Next $500 million 0.360% Next $500 million 0.350% Thereafter 0.340%
Please Retain This Supplement for Future Reference
September 23, 2019
SAISTKR-39